SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 18, 2017

WONHE HIGH-TECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-54744	26-0775642
(State of other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization		Identification No.)

Room 1001, 10th Floor, Resource Hi-Tech Building South Tower No. 1 Songpingshan Road, North Central Avenue North High-Tech Zone Nanshan District, Shenzhen, Guangdong Province, P.R. China 518057
(Address of principal executive offices) (Zip Code)

852-2815-0191
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements

On August 18, 2017, the Registrant’s management concluded that the following financial statements of the Registrant should no longer be relied upon:

•	financial statements for the year ended December 31, 2016 that were included in the Registrant's Annual Report on Form 10-K; and
•	financial statements for the quarter ended March 31, 2017 that were included in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

The conclusion was based on the discovery that (a) a mathematical error had occurred in connection with management's calculation of the fair value of the Registrant's loan receivable from Guangdong Kesheng Enterprise Co., Ltd., and (b) the Registrant had failed to classify the current portion of the loan as a current asset. The Registrant's Chief Financial Officer, as authorized by the Registrant’s Board of Directors, discussed the error and the restatement with the Registrant’s independent accountant.

The Registrant will file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2016, in which the financial statements for the year ended December 31, 2016 will be restated. The following table summarizes the effects of the restatement.

	As at December 31, 2016
Balance Sheets	As reported	As restated
Loan receivable - current	-	$5,345,650
Total current assets	$50,000,759	55,346,409

Loan receivable - non-current	23,349,800	14,112,517
Total assets	73,854,552	70,056,018

Retained earnings	12,469,735	8,578,102
Total stockholders' equity	$71,287,407	$74,419,827

	For the Year Ended December 31, 2016
Statements of Income	As reported	As restated
Other non-operating (expenses)	$(2,052,605)		$(5,944,238)

Net income attributable to common stockholders	5,283,834		3,209,594
Earnings per common share, basic and diluted	$0.08		$0.05

Statements of Cash Flows
Net income	$10,001,003	$	,109,370
Allowance for doubtful accounts	2,047,267		5,938,900

The Registrant will file an amendment to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, in which the financial statements for the quarter ended March 31, 2017 will be restated. The following table summarizes the effects of the restatement.

	As at March 31, 2017
Balance Sheets	As reported	As restated
Loan receivable - current	-	$5,395,578
Total current assets	$52,041,708	57,437,286

Loan receivable - non-current	23,531,539	14,244,328
Total assets	76,136,120	72,244,487

Retained earnings	14,179,492	10,287,859
Total stockholders' equity	$74,388,916	$70,497,283

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WONHE HIGH-TECH INTERNATIONAL, INC.

Dated: August 24, 2017	By:	/s/ Nanfang Tong
Nanfang Tong Chief Executive Officer